                                                                Exhibit 24
                                POWER OF ATTORNEY

         The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of June, 2001.


/s/ Douglas A. Pertz
--------------------
Douglas A. Pertz

                                POWER OF ATTORNEY



         The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
----------------------
J. Reid Porter

                                     POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 24th day of September, 2001.


/s/ Anne M. Scavone
-----------------------
Anne M. Scavone

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of June, 2001.


/s/ Raymond F. Bentele
--------------------------
Raymond F. Bentele

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 30 day of June, 2001.


/s/ James M. Davidson
------------------------
James M. Davidson

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of June, 2001.


/s/ Harold H. MacKay
------------------------
Harold H. MacKay

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 28th day of June, 2001.


/s/ David B. Mathis
----------------------
David B. Mathis

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of June, 2001.


/s/ Donald F. Mazankowski
----------------------------
Donald F. Mazankowski

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 26th day of June, 2001.


/s/ Pamela B. Strobel
-------------------------
Pamela B. Strobel

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 26th day of June, 2001.


/s/ Richard L. Thomas
-------------------------
Richard L. Thomas

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of Carey Salt Company, a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of October, 2001.


/s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of Carey Salt Company, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 27th day of September, 2001.


/s/ Robert F. Clark
-------------------------
Robert F. Clark

                                POWER OF ATTORNEY


         The undersigned, being Vice President of IMC Salt Inc. (and principal accounting officer of Carey Salt Company, a Delaware corporation (the "Company")), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 27th day of September, 2001.


/s/ Rodney L. Underdown
----------------------------
Rodney L. Underdown

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of FMRP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
----------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of FMRP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 24th day of September, 2001.


/s/ Douglas A. Pertz
-----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of FMRP Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ Anne M. Scavone
----------------------
Anne M. Scavone

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of GSL Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
--------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of GSL Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ John U. Huber
-------------------
John U. Huber

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of GSL Corporation, a Delaware corporation (the "Company")), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 28th day of September, 2001.


/s/ Anne M. Scavone
----------------------
Anne M. Scavone

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of Harris Chemical North America, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned, hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
---------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of Harris Chemical North America, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 24th day of September, 2001.


/s/ Douglas A. Pertz
-----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of Harris Chemical North America, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 27th day of September, 2001.


/s/ John F. Tancredi
-----------------------
John F. Tancredi

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of Harris Chemical North America, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ Rose Marie Williams
--------------------------
Rose Marie Williams

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Chief Financial Officer of IMC Chemicals Inc. (and principal accounting officer of Harris Chemical North America, Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26 day of September, 2001.


/s/ Emanuel J. DiTeresi
-------------------------
Emanuel J. DiTeresi

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Canada Ltd., a Canadian federal corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26 day of September, 2001.


/s/ Robert E. Thompson
-------------------------
Robert E. Thompson

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Canada Ltd., a Canadian federal corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ John U. Huber
-------------------
John U. Huber

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Canada Ltd., a Canadian federal corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
---------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Canada Ltd., a Canadian federal corporation (the "Company")), hereby constitutes and appoints J. Bradford James,
E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ Anne M. Scavone
----------------------
Anne M. Scavone

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Chemicals Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 27th day of September, 2001.


/s/ Matthew J. Dowd
----------------------
Matthew J. Dowd

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Chemicals Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 27th day of September, 2001.


/s/ John F. Tancredi
----------------------
John F. Tancredi

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Chemicals Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
---------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Chief Financial Officer of IMC Chemicals Inc. (and principal accounting officer of IMC Chemicals Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26 day of September, 2001.

/s/ Emanuel J. DiTeresi
---------------------------
Emanuel J. DiTeresi

                                POWER OF ATTORNEY


         The undersigned, being the Managing Director of IMC Global Netherlands B.V., a Netherlands corporation (the "Company"), hereby constitutes and appoints
J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26 day of September, 2001.


ABN AMRO Trust Company (Nederland) B.V.


By: /s/ Alexander D. de Vreeze /s/N.Y. Winx
    --------------------------------------
Its: Alexander D. de Vreeze  N.Y. Winx
    ---------------------------------------
          proxyholder         proxyholder

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Operations Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior
Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 24th day of September, 2001.


/s/ Douglas A. Pertz
------------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Operations Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due
2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
----------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Operations Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ Anne M. Scavone
---------------------
Anne M. Scavone

                                POWER OF ATTORNEY


         The undersigned, being the Managing Director of IMC Global Potash Holdings N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority
(acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
---------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Global Potash Holdings N.V., a Netherlands Antilles corporation (the "Company")), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 26th day of September, 2001.


/s/ Anne M. Scavone
----------------------
Anne M. Scavone

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Inorganic Chemicals Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, fall power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
----------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Inorganic Chemicals Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 24th day of September, 2001.


/s/ Douglas A. Pertz
----------------------
Douglas A. Pertz

                               POWER OF ATTORNEY


         The undersigned, being Vice President and Chief Financial Officer of IMC Chemicals Inc. (and principal accounting officer of IMC Inorganic Chemicals Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints
J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26 day of September, 2001.


/s/ Emanuel J. DiTeresi
--------------------------
Emanuel J. DiTeresi

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Kalium Ogden Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints
E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
----------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Kalium Ogden Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints
J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ John U. Huber
--------------------
John U. Huber

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Kalium Ogden Corp., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Bradford James,
E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 28th day of September, 2001.


/s/ Anne M. Scavone
----------------------
Anne M. Scavone

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IM4C Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ John U. Huber
-------------------
John U. Huber

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
--------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ Mary Ann Hynes
---------------------
Mary Ann Hynes

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ Rose Marie Williams
----------------------------
Rose Marie Williams

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Managing Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ C. Steven Hoffman
--------------------------
C. Steven Hoffman

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Phosphates MP Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Bradford James,
E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer of the Company in the Company's capacity as the Managing Partner of IMC Phosphates Company, a Delaware general partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ Anne M. Scavone
----------------------
Anne M. Scavone

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Potash Carlsbad Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ John U. Huber
----------------------
John U. Huber

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Potash Carlsbad Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of October, 2001.


/s/ J. Reid Porter
----------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Potash Carlsbad Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Bradford James,
E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ Anne M. Scavone
---------------------
Anne M. Scavone

                                POWER OF ATTORNEY


         The undersigned, being a Managing Director of IMC Potash Colonsay N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ John U. Huber
-------------------
John U. Huber

                                POWER OF ATTORNEY


         The undersigned, being a Managing Director of IMC Potash Colonsay N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
---------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Potash Colonsay N.V., a Netherlands Antilles corporation (the "Company")), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ Anne M. Scavone
---------------------
Anne M. Scavone

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Salt Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
---------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Salt Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 27 day of September, 2001.


/s/ Robert F. Clark
------------------------
Robert F. Clark

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Salt Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 27 day of September, 2001.


/s/ Rodney L. Underdown
-------------------------
Rodney L. Underdown

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC USA Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due
2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ John U. Huber
---------------------
John U. Huber

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC USA Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
---------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Controller of IMC Global
Inc. (and principal accounting officer of IMC USA Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ Anne M. Scavone
-----------------------
Anne M. Scavone

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of KCL Holdings, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ John U. Huber
--------------------
John U. Huber

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of KCL Holdings, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints
E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of October, 2001.


/s/ J. Reid Porter
---------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of KCL Holdings, Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26th day of September, 2001.


/s/ Anne M. Scavone
----------------------
Anne M. Scavone

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of NAMSCO Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
---------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of NAMSCO Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 27 day of September, 2001.


/s/ Robert F. Clark
------------------------
Robert F. Clark

                                POWER OF ATTORNEY


         The undersigned, being Vice President of IMC Salt Inc. (and principal accounting officer of NAMSCO Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 27 day of September, 2001.


/s/ Rodney L. Underdown
-------------------------
Rodney L. Underdown

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of NATI LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior
Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 27th day of September, 2001.


/s/ John F. Tancredi
-----------------------
John F. Tancredi

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of NATI LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned, hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 11th day of October, 2001.


/s/ J. Reid Porter
---------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Chief Financial Officer of IMC Chemicals Inc. (and principal accounting officer of NATI LLC, a Delaware limited liability company (the "Company")), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Dated this 26 day of September, 2001.


/s/ Emanuel J. DiTeresi
-------------------------
Emanuel J. DiTeresi

                                POWER OF ATTORNEY


The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of September, 2001.


/s/ Douglas A. Pertz
--------------------------------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners
Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of October, 2001.

/s/ J. Reid Porter
-------------------------------------
J. Reid Porter

                                POWER OF ATTORNEY


The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of September, 2001.

/s/ Anne M. Scavone
---------------------------------------
Anne M. Scavone

                                POWER OF ATTORNEY


The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21 day of September, 2001.

/s/ Raymond F. Bentele
-------------------------------------
Raymond F. Bentele

                                POWER OF ATTORNEY


The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James,
E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21 day of September, 2001.


/s/ James M. Davidson
-------------------------
James M. Davidson

                                POWER OF ATTORNEY


The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James,
E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of September, 2001.


/s/ Harold H. MacKay
------------------------
Harold H. MacKay

                                POWER OF ATTORNEY


The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James,
E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of September, 2001.


/s/ David B Mathis
------------------------
David B. Mathis

                                POWER OF ATTORNEY


The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James,
E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24 day of September, 2001.


/s/ Donald F. Mazankowski
----------------------------
Donald F. Mazankowski

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of September, 2001.

/s/ Pamela B. Strobel
--------------------------
Pamela B. Strobel

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company in the Company's capacity as the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 10.875% Senior Notes due 2008 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of its 11.250% Senior Notes due 2011 for a like principal amount of its issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Partnership to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of September, 2001.

/s/ Richard L. Thomas
--------------------------
Richard L. Thomas

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of The Vigoro Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints E. Paul Dunn, Jr. and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of October, 2001.

/s/ J. Reid Porter
--------------------------
J. Reid Porter

                                POWER OF ATTORNEY


         The undersigned, being a Director and/or Officer of The Vigoro Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer of the Company, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 24th day of September, 2001.

/s/ Douglas A. Pertz
--------------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


         The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of The Vigoro Corporation., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Bradford James,
E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s ("IMC's") 10.875% Senior Notes due 2008 for a like principal amount of IMC's issued and outstanding 10.875% Senior Notes due 2008, of which an aggregate of $400 million in principal amount is outstanding, and of IMC's 11.250% Senior Notes due 2011 for a like principal amount of IMC's issued and outstanding 11.250% Senior Notes due 2011, of which an aggregate of $200 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 26th day of September, 2001.

/s/ Anne M. Scavone
--------------------------
Anne M. Scavone